Centennial Money Market Trust

Supplement dated July 6, 2009 to the
Prospectus dated October 24, 2008

This supplement amends the Prospectus of Centennial Money Market Trust (the “Trust”) dated October 24, 2008 and is in addition to the supplements dated December 10, 2008 and December 31, 2008.

1.     The first paragraph of the section titled “Portfolio Holdings” on page 10, is deleted and replaced with the following:

The Trust’s portfolio holdings, as of the most recent month end, are posted on the Trust’s website at www.oppenheimerfunds.com. Therefore, the Trust’s portfolio holdings are made publicly available no later than the last business day after the close of trading on the NYSE on such a day which the NYSE is open.

July 6, 2009                                                                PS0150.028

CENTENNIAL MONEY MARKET TRUST

Supplement dated July 6, 2009 to the
Statement of Additional Information dated October 24, 2008, as revised May 7, 2009

The Statement of Additional Information is changed as follows:

1.	The second paragraph of the section titled “Disclosure of Portfolio Holdings” on page 10 is deleted and replaced with the following:

“Public Disclosure. The Trust’s portfolio holdings are made publicly available, as of the latest month end, are posted on the Trust’s website at www.oppenheimerfunds.com at the end of the month. Therefore the Trust’s portfolio holdings are made publicly available no later than the first business day of the following month after the close of trading on the NYSE on such day which the NYSE is open. The Trust’s portfolio holdings are also made publicly available no later than 60 days after the close of the each of the Trust’s fiscal quarters in its semi-annual and annual report to shareholders, its annual report to shareholder, or in its Statements of Investments on Form N-Q. Those documents are publicly available at the SEC.”

July 6, 2009                                                                    PX0150.002